SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                 _______________________________


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                                                     November 18, 1999
Date of Report (Date of earliest event reported):   (November 16, 1999)


                    RIGHTCHOICE MANAGED CARE, INC.
     (Exact Name of Registrant as Specified in Its Charter)


                            MISSOURI
         (State or Other Jurisdiction of Incorporation)


        1-13248                                       43-1674052
(Commission File Number)                 (I.R.S. Employer Identification No.)


  1831 Chestnut Street, St. Louis, Missouri         63103-2275
  (Address of principal executive offices)          (Zip Code)

                     314-923-4444
   (Registrant's telephone number, including area code)

                    Not Applicable
 (Former  Name or Former Address, if Changed Since Last Report)


Item 1.  Changes in Control of Registrant.

     Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     Not applicable.

Item 3.  Bankruptcy or Receivership.

     Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

     Not applicable.

Item 5.  Other Events.

     On November 16, 1999, the Missouri Supreme Court ruled that it would hear the appeal of the order of Cole County Circuit Court Judge Thomas Brown III, disapproving the settlement agreement, and stayed further proceedings before Judge Brown and his appointed Special Master, Robert G. Russell. The Supreme Court also set an expedited briefing schedule and has scheduled oral argument for December 8, 1999. The litigation underlying the settlement and related settlement efforts are described in the Registrant's prior SEC filings.

     The Registrant's Press Release, dated November 17, 1999, is attached as Exhibit 99(a) hereto and is incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors.

     Not applicable.

Item 7.  Financial Statements

      Pro Forma Financial Statements and Exhibits.

     (a) - (b) Not applicable.

     (c)  Exhibit Required by Item 601 of Regulation S-K:

                    99(a)     Press Release of Registrant dated
                              November 17, 1999.

Item 8.  Change in Fiscal Year.

     Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  November 18, 1999

                              RIGHTCHOICE MANAGED CARE, INC.


                              By /s/ Sandra A. Van Trease
                                Sandra A. Van Trease
                                Chief Financial Officer,
                                Senior Executive Vice
                                President and Chief Operating Officer
EXHIBIT INDEX


Exhibit No.         Description


99(a)               Press Release of Registrant dated November 17, 1999